3rd Quarter 2019 Earnings Presentation NYSE American | LLEX Joseph Daches, President and CFO

Disclaimer –Forward‐Looking Statements This presentation contains forward‐looking statements. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward‐looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward‐looking information. The identification in this presentation of factors that may affect Lilis’ future performance and the accuracy of forward‐looking statements is meant to be illustrative and by no means exhaustive. These forward‐looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations, to update any forward‐looking statements. All forward‐looking statements should be evaluated with the understanding of their inherent uncertainty. These forward‐looking statements include, among other things, statements about Lilis’ expectations, beliefs, intentions or business strategies for the future, statements concerning Lilis’ outlook with regard to the timing and amount of future production of oil, natural gas liquids and natural gas, price realizations, the nature and timing of capital expenditures for exploration and development, plans for funding operations and drilling program capital expenditures, the timing and success of specific projects, operating costs and other expenses, proved oil and natural gas reserves, liquidity and capital resources, outcomes and effects of litigation, claims and disputes and derivative activities. Factors that could cause Lilis’ actual results to differ materially from those expressed or implied by forward‐looking statements include, but are not limited to: the success of Lilis’ exploration and development efforts; the price of oil, gas and other produced gases and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of Lilis to transport gas, oil and other products; the ability of Lilis to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; Lilis’ capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; Lilis’ ability to identify, finance and integrate any future acquisitions; and the volatility of Lilis’ stock price. See the risks discussed in Lilis’ Annual Report on Form 10‐K and Quarterly Reports on Form 10‐Q. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (UNAUDITED) Adjusted EBITDAX (as defined below) is presented herein and reconciled from the GAAP measure of Net Income because of its wide acceptance by the investment community as a financial indicator. The Company defines Adjusted EBITDAX as net income, plus (1) exploration and abandonments expense, (2) depreciation, depletion and amortization expense, (3) accretion of discount on asset retirement obligations expense, (4) non‐cash stock‐based compensation expense, (5) unrealized (gain) loss on derivatives, (6) gain on disposition of assets, net, (7) interest expense, (8) loss on extinguishment of debt, (9) gain on equity method investment distribution and (10) federal and state income tax expense. Adjusted EBITDAX is not a measure of net income or cash flows as determined by GAAP. The Company’s Adjusted EBITDAX measure provides additional information which may be used to better understand the Company’s operations. Adjusted EBITDAX is one of several metrics that the Company uses as a supplemental financial measurement in the evaluation of its business and should not be considered as analternative to, or more meaningful than, net income as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by the Company, may not be comparable to similarly titled measures reported by other companies. The Company believes that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by the Company’s management team and by other users of the Company’s consolidated financial statements. For example, Adjusted EBITDAX can be used to assess the Company’s operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure, and to assess the financial performance of the Company’s assets and the Company without regard to capital structure or historical cost basis. 2

LLEX Third Quarter 2019 Highlights & Achievements

Improved Operations

- Significantly reduced cycle times by decreasing average drilling days for longer-lateral wells from approximately 45 to 17 days (spud to total depth)
- Saved over $4.3MM on the Grizzly A #2H, Grizzly B #2H, and East Shammo #3H due to reduced drilling days and upgraded drilling techniques
- Drilled the fastest and most precise well in Company history, the East Shammo #3H, in 15 days (spud to total depth) of 20,715' with ~100% in-zone accuracy
- Successfully completed both the Kudu A #2H and Kudu B #2H under completion AFE cost estimates, both wells are currently on flowback
- Received 2-year extended flaring permits to mitigate the need for future shut-ins associated with regulatory flaring compliance, and successfully brought all four previously shut-in wells online and flowing to sales
- Advanced efforts with the implementation of a natural gas treating system, targeting delivery of all produced natural gas by YE19

Enhanced Margins & Capital Efficiency

- Realized oil pricing of 96% of WTI for 3Q'19, versus 93% of WTI in 2Q'19
- Commodity volume mix of 66% liquids, including 53% crude oil, resulting in 94% of revenue attributable to liquids sales during 3Q'19
- Completed two transactions that brought approximately $56MM of capital into the Company
  - Sold 513 net undeveloped acres in New Mexico, noncontiguous to the Company's core operational area, for approximately $33,000 per net acre
  - Completed an overriding royalty interest and working interest transaction
- Fully consolidated offices in Fort Worth, TX in 4Q'19 and reduced full-time equivalent employees by approximately 28%, resulting in significant G&A savings

3

LILIS

2019 Outlook & Guidance Financial Overview During the quarter the Company voluntarily shut‐in additional wells, outside of the four previously shut‐in wells (to remain in flaring compliance), related to upgrading surface facilities for natural gas and crude oil treating. These upgrades are intended to allow delivery of all production into our third‐party midstream providers’ gathering systems. Below are the 3Q’19 financial results and guidance: • Full‐year guidance remains unchanged • 3Q'19 oil production of 2.1 MBbls/d (‐38% YoY), total production of 3.9 MBOE/d (‐31% YoY) • 3Q'19 oil, natural gas, and NGL sales revenue decreased 40% YoY to $11.6MM • Sales volumes were 66% liquids, including 53% crude oil, for the quarter ended September 30, 2019 • 3Q'19 Adj. EBITDAX of $3.7MM • Proved reserves at 3Q'19 of 41 MMBoe (‐12% YoY), including 68% liquids Guidance & Key Assumptions 3Q'19 3Q'19 4Q’19 Full Yr 2019 Guidance Actual Guidance Guidance Oil Production (MBbls/d) 2.0 –2.3 2.1 2.9 –3.2 3.0 –3.2 NGL Production (MBbls/d) 0.6 – 0.7 0.5 0.5 –0.7 0.7 –0.8 Liquids Production (MBbls/d) 2.6 –3.0 2.6 3.4 –3.9 3.7 –4.0 WTI Crude Oil Price Realizations (Pre‐Hedge) 90% – 95% 96% 90% – 95%  90% – 95% D&C CapEx ($MM) $13 – $17  $13.9 $6 –$8 $60 – $70 4

Third Quarter 2019 Review D&C CapEx Breakdown ($MM) Average Daily Liquids Production (MBbls/d) Full Yr 2019 CapEx Proj. 3Q'19 Actual Oil NGL $60MM – $70MM $13.9MM 73%  75%  72%  Liquids Liquids 72%  Liquids 4.6 Liquids 4.4 4.3 4Q’19 72%  0.7  Liquids 4.0 3.9 Projected Facilities &  0.7  0.8  3.7 ~$8MM 3.4 0.7  Workover 78%  66%  0.6  0.8  $2.2MM Liquids Liquids 3Q'19  2.7 0.8  2.6 1Q’19 Actual 0.4  Actual $60MM ‐ $13.9MM 0.5  3.9  $33.1MM $70MM 3.7  3.5  2019 3.3  3.1  3.1  D&C 2.6  2Q'19  2.3  2.1  Actual $11.7MM $14.7MM 1Q'18A 2Q'18A 3Q'18A 4Q'18A 1Q'19A 2Q'19A 3Q'19A 4Q'19E YE19E Mdpt. Mdpt. Historical Summary and Comparison of Key Metrics 3Q’18A 3Q'19A %Δ FY18A FY19E Mdpt. %Δ Oil Production (MBbls/d) 3.3 2.1 (38%) 3.0 3.1 3% NGL Production (MBbls/d) 0.7 0.5 (31%) 0.7 0.8 14% Liquids Production (MBbls/d) 4.0 2.6 (35%) 3.7  3.9 5% WTI Crude Oil Price Realization (Pre‐Hedge) 77% 96% 23% 82% 93% 13% D&C CapEx ($MM) $52.2 $13.9 (73%) $104.0 $65.0 (38%) 5

Operations Update 6

Operations Update

Operations Overview

- Reduced cycle times by decreasing average drilling days for longer-lateral wells from approximately 45 to 17 days (spud to total depth)
- Reduced drilling days and costs associated with the Grizzly A #2H and Grizzly B #2H under the direction of the Company's new operations team, achieving the following results:
  - Grizzly A #2H – 1.9 mile, 19.5 drilling days (spud to TD), $1.5MM savings compared to historical AFEs
  - Grizzly B #2H – 1.6 mile, 17.5 drilling days (spud to TD), $1.4MM savings compared to historical AFEs
  - E. Shammo #3H – 1.5 mile, 15.2 drilling days (spud to TD), $1.4MM savings compared to historical AFEs
- Completed the Kudu A #2H and Kudu B #2H which began flowing to sales in October 2019
  - Kudu A #2H (1.5 mile) – currently flowing at 1,136 Boe/d, 813 Bo/d (72% oil), or 150 Boe/d per 1,000'
  - Kudu B #2H (1.2 mile) – currently flowing at 649 Boe/d, 532 Bo/d (82% oil), or 112 Boe/d per 1,000'
- Grizzly A #2H was completed in early 4Q'19 and is currently in flowback
- The Company expects to incorporate improved D&C techniques on all future wells with the goal of achieving similar cost savings
- Company drill schedule is focused on high IRR oil weighted prospects in the Wolfcamp
- Two additional wells were placed on artificial lift in 3Q'19, bringing a total of 11 wells on artificial lift

Gathering & Transportation Overview

- Implemented solutions to deliver all produced natural gas to sales by year-end
- Received 2-year extended flaring permits to mitigate the need for future shut-ins associated with regulatory flaring compliance, and successfully brought all four previously shut-in wells online and flowing to sales
- Expect to commence shipping crude on the newly built crude oil gathering system and flow a majority of our crude oil through the gathering system by YE2019

7

LILIS

Operations Update –Upcoming Well Status & Recent Well Results Upcoming Well Status Well Status Target Count Well Name Lateral Length Flowback  1 Grizzly A #2H –Wolfcamp B1.9 mile Operations WCB Drilled Awaiting  2 Grizzly B #2H– Wolfcamp B1.6 mile Completion 3E. Shammo #2H –Wolfcamp B  1.5 mile Recent Well Results Location Map Well Name Target Commentary Newly Announced Well Results Grizzly A  1.9‐mile Wolfcamp B well 1 WCB #2H • Currently in flowback 1 Kudu A  1.5‐mile Wolfcamp B well 2 WCB 4 #2H • Currently flowing at 1,136 BOE/d or 813 BO/d (86% liquids) 2 3 5 Kudu B  1.2‐mile Wolfcamp B well 3 WCB #2H • Currently flowing at 649 BOE/d or 532 BO/d (91% liquids) NE Axis  1.5‐mile Upper Wolfcamp A well 4 WCA #2H • 24‐hr rate of 2,455 BOE/d or 712 BO/d (49% liquids) Oso  1.5‐mile Upper Wolfcamp A well 5 WCA #1H • 24‐hr rate of 910 BOE/d or 500 BO/d (65% liquids) 8

Drilling Update  The Company’s drilling days have been reduced by over half and the Company has realized significant cost savings.  This has been accomplished primarily by incorporating a higher quality rig, oil‐based mud system and better down‐ hole tools/configurations  Grizzly A 2H Kudu A 2H Kudu B 2H Grizzly A 2H Grizzly Projected Grizzly B 2H East Shammo 3H 0 10203040506070 Target Wolfcamp B   ‐ Lateral Length  1.9 Mile Spud to TD 19.5 Days  2,000 AFE Budget ($MM) $5.7 AFE Actual ($MM) $4.2  4,000  6,000 Grizzly B 2H  8,000 Target Wolfcamp B  Lateral Length  1.6 Mile  10,000 Spud to TD 17.5 AFE Budget ($MM) $5.4  12,000 AFE Actual ($MM) $4.0  14,000 East Shammo 3H  16,000 Target Wolfcamp B   18,000 Lateral Length  1.5 Mile Spud to TD 15.2  20,000 AFE Budget ($MM) $5.4 AFE Actual ($MM) $4.0  22,000 9

Third Quarter 2019 Transactions Overview

ORRI & Working Interest Transaction

Overriding Royalty Interest Sale ("ORRI"):

- Sold 1,446 net royalty acres, effectively carving position wide 8/8th NRI to 75%
- Modest impact to Proved Reserves
- Structure includes a repurchase option for a period of 3 years after closing

Working Interest Sale:

- Sold 49% of the Company's right, title and interest in the Kudu, Grizzly and W Shammo units
- Approximately 749 net acres conveyed; Lilis retains operatorship
- Transaction additionally includes upfront funding of buyer's proportionate share of D&C capital for five commitment wells
- Structure includes a repurchase option for a period of 3 years after closing

New Mexico P Transaction

New Mexico P Acreage (26S 35E, Sec 21, Lea County):

- Approximately 513 net undeveloped acres[1] divested for approximately \$33k/acre
- No impact to Proved Reserves base
- Objective acreage valuation marker for the Company
- Proceeds used to bolster the balance sheet and provide development capital



26S 35E
Lea
26S 36E
New Mexico P Divestiture
BLK C24
BLK C23
BLK 74
BLK 75
Loving
Winkler
ORRI Transaction Acreage
WI Transaction Acreage
Other LLEX Acreage

1) Includes Winkler Lea Royalty, L.P. NRI contribution

10

LILIS

Appendix 11

3Q’19 Proved Reserves 3Q’19 Reserve Report Summary (SEC Pricing) 1 Q3 2019 Proved Reserves (SEC Pricing $57.77/BBL Oil & 2.834/Mcf Gas) PV‐10 ($MM) $359.7  Oil Gas NGL Total Undisc. CF PV10 $327.8  $337.3  Category MBbl MMcf MBbl MBOE $M $M $275.9  PDP: 5,818 26,477 1,799 12,029 249,947 $156,363 PNP: 1,121 3,811 330 2,086 39,713 $21,579 PUD: 15,043 47,886 4,125 27,149 358,138 $97,923 Total Proved 21,982 78,174 6,253 41,264 $647,799 $275,866 $68.8  YE17 YE18 1Q'19 2Q'19 3Q'19 PDP PNP PUD Oil (MMBbls)  Gas (MMcf)  NGL (MMBbl)  Total (MMBoe) 85.1  22.9  8.4  22.5  22.0  78.7  80.9  78.2  44.0  42.9  21.2  7.4  42.7  41.3  6.5  6.3  7.2  11.5  16.1  1.6  YE17 YE18 1Q'19 2Q'19 3Q'19 YE17 YE18 1Q'19 2Q'19 3Q'19 YE17 YE18 1Q'19 2Q'19 3Q'19 YE17 YE18 1Q'19 2Q'19 3Q'19 PDP PNP PUD PDP PNP PUD PDP PNP PUD PDP PNP PUD 1) Internally prepared 12

Current Hedging Schedule[1] – as of November 2019

	Oct-19	Nov-19	Dec-19	2020	2021
WTI Oil Hedges					
Current Swap Volume (Bbl)	8,726	5,050	2,139	376,153	135,068
Average Daily Swap Volume (Bbl/d)	281	168	69	1,028	370
Average Price	$58.80	$58.80	$58.80	$56.28	$53.07
Current Collar Volume Long Put (Bbl)	62,000	75,132	73,985	271,064	299,880
Average Daily Collar Volume (Bbl/d)	2,000	2,504	2,387	741	822
Average Price	$53.75	$53.00	$53.14	49.65	49.78
Current Collar Volume Short Call (Bbl)	62,000	75,132	73,985	271,064	299,880
Average Daily Collar Volume (Bbl/d)	2,000	2,504	2,387	741	822
Average Price	$67.35	$65.89	$66.18	62.55	59.66
Current Collar Volume Short Put (Bbl)	46,500	45,000	46,500	83,604	29,042
Average Daily Collar Volume (Bbl/d)	1,500	1,500	1,500	229	80
Average Price	$45.00	$45.00	$45.00	$40.00	$37.50
Average Crude Ceiling	$66.30	$65.44	$65.97	$58.86	$57.61
Average Crude Floor	$54.37	$53.36	$53.30	$53.53	$50.80
NYMEX Natural Gas Hedges					
Current Swap Volume (Mmbtu)	304,244	70,517	67,510	1,667,992	376,602
Average Daily Swap Volume (Mmbtu/d)	9,814	2,351	2,178	4,551	4,184
Average Price	$2.613	$2.355	$2.355	$2.569	$2.77
Current Collar Volume Long Put (Mmbtu)		210,882	211,294	1,211,894	1,677,973
Average Daily Collar Volume (Mmbtu/d)		7,029	6,816	3,322	4,586
Average Price		$2.800	$2.800	$2.47	$2.20
Current Collar Volume Short Call (Mmbtu)		210,882	211,294	1,211,894	1,677,973
Average Daily Collar Volume (Mmbtu/d)		7,029	6,816	3,322	4,586
Average Price		$3.060	$3.060	$3.06	$2.97
Current Collar Volume Short Put (Mmbtu)		-	-	206,020	48,671
Average Daily Collar Volume (Mmbtu/d)		-	-	564	134
Average Price		-	-	$1.60	$1.65
Average Gas Ceiling	$2.61	$2.88	$2.89	$2.76	$2.93
Average Gas Floor	$2.61	$2.69	$2.69	$2.53	$2.30
Total Volume Hedged (Boe)	121,433	127,082	122,591	1,127,198	777,377
Average Daily Volume (Boe/d)	3,917	4,236	3,955	3,081	2,131
Average Daily Oil Volume (Bbl/d)	2,281	2,673	2,456	1,769	1,192
Average Daily Gas Volume (Mmbtu/d)	9,814	9,380	8,994	7,872	5,632

1. Excludes Basis Hedges

LILIS

Consolidated Statements of Operations For Three Months Ended September 30, 2019 2018 ($ in thousands, except share and per share data) Oil and gas revenue $ 11,597 $ 19,482 Operating expenses: Production costs 4,243 3,184 Gathering, processing and transportation 942 963 Production taxes 543 1,034 General and administrative 4,852 6,838 Depreciation, depletion, amortization and accretion 5,420 7,172 Impairment of oil and gas properties 16,580 Total operating expenses 32,580 19,191 Operating loss (20,983) 291 Other income (expense): Other income (expense) (1,183) − Gain (Loss) from commodity derivative 3,943 (4,811) Change in fair value of derivative instruments − 10,612 Interest expense (2,186) (8,948) Total other income (expense) 574 (3,147) Net loss before income tax (20,409) (2,856) Paid‐in‐kind dividends on preferred stock (7,185) (2,410) Net loss $ (27,594) $ (5,266) Net loss per common share: Basic  $ (0.30) $ (0.08) Diluted $ (0.30) $ (0.09) Weighted average common shares outstanding: Basic 91,349,994 64,572,104 Diluted 91,349,994 88,710,081 14

Non‐GAAP Adjusted EBITDAX Reconciliation (Unaudited) The following table provides a reconciliation of Net Income to the non‐GAAP Adjusted EBITDAX for the three months ended September 30, 2018 and 2019 (please see the Disclaimer on slide 2): For the Three Months Ended September 30, 2019 2018 Reconciliation of Adjusted EBITDAX: $ Net income (loss) (20,409) $ (2,856) Non‐cash equity‐based compensation 332) 2,100) Interest expense, net 2,186) 8,949) Depreciation, depletion, amortization and accretion 5,420) 7,172) Loss (gain) from fair value changes of debt conversion and warrant derivatives 1,299 (10,612) Unrealized loss (gain) from commodity derivatives, net (4,383)  6,521  Other expense (income), net ‐ (1) 842 Gain/Loss (115) ‐ Impairment  16,580 ‐ Non‐recurring expenses (1,2) 2,818 1,148  $ Adjusted EBITDAX 3,727 $ 12,421 1) 3Q'19 includes non‐recurring G&A expense comprised primarily of $0.9MM of advisory fees for strategic business projects and legal fees associated with de‐ leveraging and $0.5MM of severance payments. 2) 3Q'19 includes non‐recurring LOE comprised of $0.7MM of prior period adjustments, $0.3MM of well workover charges, $0.2MM for maintenance services and  equipment, $0.1MM for contract labor and consulting services, and $0.1MM for operating lease expense related to implementation of ASC 842 15

Wobbe Ploegsma VP of Capital Markets &  Investor Relations ir@lilisenergy.com 210.999.5400 NYSE American | LLEX